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Perkins Discovery Fund

a series of

World Funds Trust

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

July 10, 2019

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and Proxy Card for a Special Meeting of Shareholders (the “Meeting”) of the Perkins Discovery Fund (the “Fund”), a series portfolio of World Funds Trust (the “Trust). The Meeting is scheduled for August 23, 2019 and will be held at 11:00 a.m., Eastern Time at the offices of the Trust’s Administrator, Commonwealth Fund Services, Inc., (8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235). If you are a shareholder of record of the Fund as of the close of business on June 24, 2019, you are entitled to vote at the Meeting and any adjournment thereof.

Perkins Capital Management, Inc. (“Perkins”) has served as investment adviser to the Fund since the Fund’s inception in April 1998. At the Meeting, shareholders will be asked to approve an investment advisory agreement between Perkins and the Trust on behalf of the Fund. The new investment advisory agreement (“New Agreement”) has the same advisory fee as, and does not otherwise differ from, the prior investment advisory agreement (“Prior Agreement”). You are being asked to approve the New Agreement because the Prior Agreement will likely terminate as a result of the transaction described below.

Recently Mr. Richard W. Perkins, shareholder, President, and Portfolio Manager at Perkins, passed away. Mr. R.W. Perkins was the father of Daniel S. Perkins and Richard C. Perkins, both shareholders, officers, control persons, and Portfolio Managers at Perkins. Currently, Mr. R.W. Perkins ownership interest in Perkins is being held in an administrative trust and will remain in trust until his interest can be transferred in equal shares to his sons Daniel S. Perkins and Richard C. Perkins (the “Transaction”). At the time of Mr. R.W. Perkins death, he owned 60% of the outstanding shares of Perkins, while the remaining 40% of the shares are owned by Daniel S. Perkins and Richard C. Perkins. The Transaction is expected to result in a “change in control” of Perkins under the Investment Company Act of 1940, as amended (the “1940 Act”), which under the terms of the Prior Agreement and the 1940 Act, automatically terminates the Prior Agreement. Shareholders of the Fund are being asked to vote to approve the New Agreement before the date of the Transaction so that the management of the Fund may continue without interruption.

At a meeting held on May 29-30, 2019, the Board of Trustees of the Trust approved the New Agreement with Perkins, subject to shareholder approval. It is expected that that the New Agreement will become effective at the close of the Transaction. The closing date for the Transaction has not been determined, but it is expected to close shortly after the shareholder meeting. If the Transaction closes before the shareholder meeting, the Trust will enter into an interim investment advisory agreement under the requirements of Rule 15a-4 of the 1940 Act. At its meeting, the Trustees also approved the continuation of the expense limitation agreement pursuant to which Perkins has agreed to waive fees and reimburse expenses for the Fund through at least July 31, 2020.

In addition, the Trust’s Board of Trustees is also seeking your vote for the approval of the proposed revisions to the Fund’s fundamental investment restrictions. These proposals are primarily designed to modernize and streamline the Fund’s fundamental investment restrictions. Due to regulatory changes over the years, several of the Fund’s fundamental investment restrictions are no longer required by state and/or federal law. The Board of Trustees of the Trust believes, after discussions with Perkins, and Trust management, that the Fund would benefit if these fundamental investment restrictions were updated to more closely mirror the regulatory requirements of today. In addition, the proposed changes also provide the Fund the ability to modify its investments as the law continues to evolve. While the increased flexibility may mean that the Fund will be subject to greater risk, the Board does not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in the Fund. Furthermore, the Board wants to assure you that these amendments do not indicate a departure from the principal investment objective and strategies long held by the Fund’s' management. Should any or all the proposals be approved by shareholders, it is anticipated that they would become effective on or about September 1, 2019.

The proposals have been carefully reviewed by the Board of Trustees of the Trust. The Board of Trustees unanimously recommends that you vote FOR the proposals.

It is very important to receive your vote before August 22, 2019. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone.

I appreciate your participation and prompt attention to this matter.

Sincerely,

/s/ David A. Bogaert

David A. Bogaert,
President

Perkins Discovery Fund

 a series of

 World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on August 23, 2019

This Proxy Statement is Available online at the Following Website:

proxyonline.com/docs/perkinsdiscoveryfund.pdf

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of the Perkins Discovery Fund (the “Fund”):

Notice is hereby given that a special meeting of the shareholders of the Fund (the “Special Meeting”) will be held on August 23, 2019 at the offices of the Trust’s Administrator, Commonwealth Fund Services, Inc. (8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), at 11:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve the investment advisory agreement with respect to the Perkins Discovery Fund between Perkins Capital Management, LLC and World Funds Trust.

2.	To approve amendments to certain fundamental investment restrictions of the Fund (includes eight (8) Sub-Proposals) as follows:

(1)	To amend the fundamental investment restriction regarding loans;

(2)	To amend the fundamental investment restriction regarding borrowing;

(3)	To amend the fundamental investment restriction regarding underwriting securities;

(4)	To amend the fundamental investment restriction regarding investments in commodities;

(5)	To amend the fundamental investment restriction regarding investments in real estate;

(6)	To amend the fundamental investment restriction regarding concentration;

(7)	To amend the fundamental investment restriction regarding issuing senior securities; and

(8)	To amend the fundamental investment restriction regarding diversification.

3.	To approve elimination of certain fundamental investment restrictions of the Fund (includes two (2) Sub-Proposals) as follows:

(1)	To eliminate the fundamental investment restriction regarding purchasing securities on margin; and

(2)	To eliminate the fundamental investment restriction regarding participating on a joint or joint and several basis in any securities trading account.

4.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment.

The Board of Trustees recommends you vote FOR the Proposals identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on June 24, 2019, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at proxyonline.com/docs/perkinsdiscoveryfund.pdf. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-800-330-5136.

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By order of the Board of Trustees of the Trust,

/s/ David A. Bogaert

David A. Bogaert,
President

PROXY STATEMENT

Perkins Discovery Fund

a series of

World Funds Trust

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on August 23, 2019, at 11:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on June 24, 2019, are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately July 15, 2019.

The Trustees recommend that you vote:

1.	For the approval of an investment advisory agreement with respect to the Perkins Discovery Fund between Perkins Capital Management, Inc and the Trust;

2.	For the revisions to the fundamental investment restrictions of the Fund as set forth in Proposal 2 (includes eight Sub-Proposals);

3.	For the elimination of certain fundamental investment restrictions of the Fund as set forth in Proposal 3 (includes two Sub-Proposals)

4.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Shareholders of the Fund will vote on the Proposals. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the Proposals.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Change in Control of the Adviser / The Transaction

Recently Mr. Richard W. Perkins, shareholder, President, and Portfolio Manager at Perkins Capital Management, Inc (“Perkins”), passed away. Mr. R.W. Perkins was the father of Daniel S. Perkins and Richard C. Perkins, both shareholders, officers, control persons, and Portfolio Managers at Perkins. Currently, Mr. R.W. Perkins’ ownership interest in Perkins is being held in an administrative trust and will remain in trust until his interest can be transferred in equal shares to his sons, Daniel S. Perkins and Richard C. Perkins (the “Transaction”). At the time of Mr. R.W. Perkins passing, he owned 60% of the outstanding shares of Perkins, while the remaining shares are owned by Daniel S. Perkins and Richard C. Perkins. The Transaction is expected to result in a “change in control” of Perkins under the Investment Company Act of 1940, as amended (the “1940 Act”), which under the terms of the 1940 Act, automatically terminates the existing investment advisory agreement (“Prior Agreement”). Following the Transaction, Perkins will be owned in equal amounts by Daniel S. Perkins and Richard C. Perkins. Mr. D. Perkins has been actively involved in the day-to-day portfolio management of the Perkins Discovery Fund (the “Fund”) since its inception in April 1998. He has also been a shareholder and control person of Perkins since the firm’s inception in 1984. Mr. R.C. Perkins became a shareholder and control person of Perkins in 1990 and has served in various leadership capacities over the years, including as Chief Compliance Officer of Perkins since 2012; he assumed the role of co-portfolio manager of the Fund in August 2018.

Shareholders of the Fund are being asked to approve a new management agreement between Perkins and the Trust (the "New Agreement") so that Perkins’ management of the Fund may continue without any interruption. If approved by shareholders of the Fund, the New Agreement will become effective following the closing of the Transaction. If the New Agreement is approved by shareholders, Perkins has agreed to enter into a new expense limitation agreement that will be identical to the agreement that is currently in place and will remain in place until July 31, 2020.

The Transaction will not result in any changes to the organization or structure of the Fund. The Transaction also will not result in any changes to the Fund’s other service providers. Following the Transaction, the Fund will continue to be co-managed by Mr. D. Perkins and Mr. R.C. Perkins, both portfolio managers under the Prior Agreement.

The Prior Agreement

The Prior Agreement for the Fund was initially approved by the Board for a term of two years on July 20, 2012, and it was most recently renewed for another annual term at a Board meeting held on November 13-14, 2018. The Prior Agreement was approved on October 26, 2012, by the Fund’s shareholders in conjunction with the Fund’s reorganization into the Trust.

The Terms of the Prior Agreement and the New Agreement

At its May 29-30, 2019 meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the New Agreement between Perkins and the Trust, subject to shareholder approval. It is anticipated that if approved by shareholders, the New Agreement will become effective at the closing of the Transaction. The New Agreement is identical to the Prior Agreement, except with respect to the inception date. Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A.

The advisory fee rate under the Prior Agreement and the New Agreement is the same. The annualized advisory fee rate paid to Perkins by the Fund will remain at 1.00% of the Fund’s average daily net assets. The New Agreement would require Perkins to provide the same services as it provided under the Prior Agreement. Perkins shall, subject to the supervision of the Board, manage the investments and reinvestments of assets of the Fund and continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased and sold.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue annually so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not "interested persons" (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days' notice without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by Perkins. The New Agreement will terminate automatically in the event of its assignment as defined by the 1940 Act.

The New Agreement subjects Perkins to the same standard of care and liability to which it was subject under the Prior Agreement.

If shareholders approve the New Agreement, Perkins will enter into a new expense limitation arrangement whereby it will contractually agree to waive or limit its fees and to assume certain other expenses of the Fund until July 31, 2020, so that total annual operating expenses of the Fund does not exceed 2.25%. This contractual arrangement may only be terminated by mutual consent of Perkins and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and Perkins. The operating expense limitation agreement does not apply to interest, distribution fees under Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commission, extraordinary expenses, and dividend expense on short sales. Additionally, Perkins may recoup any waived amount from the Fund under the agreement if such reimbursement does not cause the Fund to exceed the lesser of the current expense limitation or the expense limitation that was in place at the time of the waiver and the recoupment is made within three years in which Perkins incurred the expense.

To the extent the Proposal is approved, shareholders of the Fund are also approving the ability of Perkins to recoup amounts waived or expenses reimbursed for the Fund under the prior expense limitation agreement.

If the Fund’s shareholders approve the New Agreement, it is expected that the New Agreement would become effective immediately following the closing of the Transaction.

In addition, if Proposal 1 is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under the Prior Agreement until the Transaction is complete and at that time the Board will consider what steps to take with respect to the ongoing management of the Fund.

Information Concerning Perkins

Perkins was organized in 1984 as a Minnesota corporation and is located at 730 East Lake Street, Wayzata, Minnesota 55391. As of April 30, 2019, Perkins had assets under management of approximately $176 million. Perkins is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and acts as an investment adviser to individuals, small businesses, and the Fund.

As of the date of this Proxy Statement, Messrs. D. Perkins and R.C. Perkins are control persons of Perkins.  An administrative trust established by Mr. R.W. Perkins owns 60% of the outstanding voting stock in Perkins. Following the Transaction, Messrs. D. Perkins and R.C. Perkins will each own 50% of the outstanding voting stock of Perkins and will continue to serve as control persons of Perkins.

The following is a list of the current executive officers of Perkins and their current position with the Fund. The address of each officer is 730 East Lake Street, Wayzata, Minnesota 55391.

Name	Former Position with Perkins	New Position with Perkins	Position with the Fund
Daniel S. Perkins	Executive Vice President	Chief Operating Officer	Portfolio Manager
Richard C. Perkins	Executive Vice President and Chief Compliance Officer	President and Chief Compliance Officer	Portfolio Manager
Harry Allen Lee Lindberg	Vice President	Vice President	None
Nancy Sue Lindberg	Assistant Vice President – Operations	Assistant Vice President – Operations	None

Board Considerations in Approving the New Agreement

At an in-person meeting held on May 29-30, 2019 the Board considered the approval of the New Agreement between the Trust and Perkins Capital Management, Inc. (hereafter referred to as “Perkins” or “Adviser”) on behalf of the Fund. Perkins provided written information to the Board to assist the Board in its considerations.

The Board reflected on its recent decision in November 2018 to approve the continuation of the Prior Agreement for another year. The Board also considered its discussions with representatives of Perkins and materials provided by such persons at Board meetings throughout the year.

The Board considered a letter from Counsel to Perkins and Perkins’ responses to that letter, a copy of Perkins’ financial information, a fee comparison analysis for the Fund and comparable mutual funds and the New Agreement. Counsel reviewed with the Board a memorandum from Counsel and the proposed New Agreement. Counsel outlined various factors the Board should consider in deciding whether to approve the New Agreement. The Trustees considered numerous factors, including:

1.       Nature, Extent, and Quality of the Services Provided by Perkins.

In considering the nature, extent, and quality of the services to be provided by the Adviser, the Trustees reviewed the responsibilities of the Adviser under the New Agreement. The Trustees reviewed the services to be provided by Perkins to the Fund, including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; and its efforts to promote the Fund and grow its assets. The Trustees evaluated Perkins’ personnel, focusing on the education and experience of its compliance and portfolio management personnel. They considered the contributions made by Mr. R.W. Perkins over the years and the impact his death will have on the Fund going forward. The Trustees noted that Mr. D. Perkins has been a co-portfolio manager to the Fund since its inception 1998 and was a co-founder of Perkins in 1984. They also noted that Mr. R.C. Perkins has been actively involved in the investment research process at Perkins for many years and was recently named a portfolio manager for the Fund. The Trustees considered Mr. R.C. Perkins tenure with the Adviser, noting that he joined the firm in 1990. Trustees considered Perkins decision to to extend the expense limitation agreement in place for the Fund through at least July 31, 2020 and the benefits shareholders should receive from such agreement. The Trustees reflected on their meetings throughout the year with the representatives from Perkins. The Trustees considered information from Perkins relating to the specific skill set of the portfolio managers implementing the Fund’s investment strategy. After reviewing the foregoing information and further information in the materials provided by Perkins (including Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services to be provided by Perkins will be satisfactory and adequate for the Fund.

2.       Investment Performance of the Fund and Perkins.

In considering the investment performance of the Fund and Perkins, the Trustees compared the short- and long-term performance of the Fund with several relevant indices and to funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data selected by Morningstar, Inc. The Trustees noted that Morningstar selected the Fund’s peer group by screening its universe of small growth, small blend, and healthcare funds that focus on micro-cap companies, which resulted in a peer group of 13 funds for the one year ended September 30, 2018, none of which were healthcare funds. It was further noted that the Fund ranked as the top fund relative to its Morningstar peer group and custom category for the one- and three-year periods ended September 30, 2018, and in the second quartile for the ten years ended September 30, 2018. The Trustees noted that the Fund ranked in the third quartile relative to its Morningstar peer group and the second quartile relative to its Morningstar custom category for the five years ended September 30, 2018. The Trustees reviewed comparative performance data for the Fund versus the Wilshire U.S. MicroCap Index, the S&P 500 Index, the Russell 2000 Index, and the NASDAQ Composite, noting that for the year-to-date, one-year, and three-year periods ended September 30, 2018, the Fund outperformed each Index. The Trustees also reviewed more current performance information for the Fund, noting that the Fund continues to significantly outperform its comparative indices for the one- and three- year periods ended March 31, 2019. The Trustees also discussed comparative performance data on separate accounts managed by Perkins, noting that this data was not particularly relevant because many of these accounts were invested in larger capitalization companies and, in some instances, managed by individuals not part of the Fund’s portfolio management team. The Trustees considered both the short- and long-term performance record of the Fund, the experience of the portfolio management team and, the volatile nature of funds that focus their investments in a concentrated portfolio of small- and micro-cap companies. After discussing the investment performance of the Fund further, Perkins experience managing the Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and Perkins was acceptable at this time.

3.       Costs of the Services provided and profits realized by Perkins.

In considering the costs of the services provided and profits realized by Perkins from the relationship with the Fund, the Trustees considered: Perkins’ financial condition and the level of commitment to the Fund by the principals of Perkins; the asset level of the Fund; the overall expenses of the Fund; and the nature and frequency of projected advisory fee payments. The Trustees reviewed information provided by Perkins regarding its profits associated with managing the Fund. It was noted that as in prior years, the Fund was not profitable to Perkins for the 12 months ended September 30, 2018, but that the Fund is projected to be profitable at current asset levels. They noted that the Fund has continued to see an increase in net assets, which should result in Perkins becoming profitable as it relates to its services to the Fund. The Trustees also considered potential benefits for Perkins in managing the Fund. The Trustees compared the fees and expenses of the Fund (including the advisory fee) to its Morningstar peer group noting that the Fund’s overall net expense ratio was in the bottom quartile (i.e., it was among the highest fees). However, the Trustees noted that the Fund’s advisory fee was in line with the advisory fees charged by its Morningstar peer group. The Trustees also recognized that Perkins has agreed to continue its expense limitation agreement for the Fund through at least July 31, 2020, which reduces the overall fees paid by shareholders. Based on the foregoing, the Board concluded that the fees to be paid to Perkins by the Fund and the potential profits to be realized by Perkins, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Perkins.

4.       Economies of Scale.

The Board next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s shareholders. The Trustees considered that while the advisory fee will remain the same at all asset levels, the Fund’s shareholders had experienced benefits as a result of the Fund’s expense limitation arrangement. The Trustees noted that the Fund’s shareholders will continue to experience benefits from the expense limitation arrangement through at least July 31, 2020 if the Fund’s expenses increase above the agreed upon cap. The Trustees also noted Perkins intention to close the Fund to new investors when its total assets reach $100 million, with total assets at approximately $30.7 million at March 31, 2019, which would limit the benefit of any breakpoints in Perkins fee schedule. They noted that the Fund’s assets have continued to increase but have not reached a point where the Adviser would consider closing the Fund to new investors. The Trustees considered that the Fund’s shareholders may benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser, if the Fund’s assets grow to a level where breakpoints are applicable. The Trustees noted that at the current asset levels the Fund’s shareholders would not realize any economies of scale, that the expense limitation agreement has reduced expenses, and that the Adviser had agreed to extend the expense limitation arrangement in place through at least July 31, 2020. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.       Adviser’s Practices Regarding Possible Conflicts of Interest and Benefits to Perkins.

In considering Perkins practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Perkins code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Perkins potential conflicts of interest. The Trustees considered that Perkins intends to continue to utilize soft dollars through Fund transactions, and Perkins will continue to benefit from the publicity of managing a public fund. The Trustees also considered Perkins may benefit by using the Fund as an investment option for some of its smaller client accounts. Based on the foregoing, the Board determined that Perkins standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

The Board then reflected on information reviewed at its prior meetings, including the meeting held on November 13-14, 2018, where they approved the Prior Agreement for an additional annual term. The Board also acknowledged the discussions it had with representatives from Perkins throughout the past year and at this meeting. Next, the Independent Trustees met in executive session to discuss the approval of the New Agreement. The officers of the Trust were excused during this discussion. Based on its evaluation of the information and the conclusions with respect thereto at the November 13-14, 2018 meeting, as well as information received at this meeting, the Board unanimously concluded that: (a) the terms of the New Agreement were fair and reasonable; (b) the approval of the New Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board approved the New Agreement between Perkins and the Trust with respect to the Fund.

PROPOSALS 2 AND 3

CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires all mutual funds, including the Fund, to adopt certain investment restrictions as "fundamental" restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of the Fund’s outstanding voting securities. Since the Fund was created, certain legal and regulatory requirements applicable to investment companies have changed. As a result, the Fund is currently subject to a number of fundamental investment restrictions that (i) are more restrictive than those required under present law; (ii) are no longer required by the federal securities laws, interpretations of the U.S. Securities and Exchange Commission (the “SEC”), or state securities laws and regulations that were subsequently preempted by the National Securities Markets Improvement Act of 1996; or (iii) were adopted in response to regulatory, business or industry conditions that no longer exist or no longer apply to the Fund. Under the 1940 Act, “fundamental” investment restrictions may be changed or eliminated only if such action is approved by the “holders of a majority of the Fund’s outstanding voting securities.” While the increased flexibility may mean that the Fund will be subject to greater risk, the Board does not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in the Fund.

The Board has approved, and is recommending that shareholders approve, the amendment or elimination of certain fundamental investment restrictions for the Fund principally to either update or eliminate those investment restrictions that are more restrictive than is currently required, are no longer required under the federal securities laws or are not required to be treated as “fundamental.” The Fund does not currently anticipate changing its investment strategies or operations if these amendments are approved. If any Sub-Proposal is not approved by a Fund’s shareholders, the Fund’s current fundamental investment restriction, as stated herein, will remain in effect.

PROPOSAL 2

APPROVAL OF AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS

The Board has approved, and recommends that shareholders approve, amendments to the Fund’s fundamental investment restrictions regarding: (1) loans, (2) borrowing money, (3) underwriting securities, (4) investments in commodities, (5) investments in real estate, (6) concentration, (7) issuing senior securities, and (8) diversification, each of which is required to be fundamental under the 1940 Act. These current investment restrictions of the Fund, together with the recommended changes to those restrictions, are detailed in this proxy statement. The Fund does not currently anticipate changing its investment strategies or operations if these amendments are approved.

Shareholders of the Fund are requested to vote separately on each Sub-Proposal. Any Sub-Proposal that is approved by shareholders of the Fund will be effective for the Fund immediately following their approval by shareholders. The Board unanimously recommends a vote “FOR” each Sub-Proposal.

Each of the investment restrictions proposed to be amended, as well as the reason for each proposal, is outlined below in Proposals 2.1 – 2.8.

Proposal 2.1           Loans.

To amend the fundamental investment restriction that provides that the Fund may not:

Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and entering into repurchase agreements. The Fund’s current fundamental investment restriction regarding lending prohibits the Fund from making loans, except for making certain specified investments, such as purchasing debt securities and loans, entering into repurchase agreements, to the extent the entry into a repurchase agreement is deemed to be a loan.

The SEC currently permits loans of mutual funds’ securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The amendment to this fundamental restriction is merely to provide the Fund with maximum flexibility. Because the proposed lending restriction would provide the Fund with additional flexibility, to the extent that the Fund uses such flexibility in the future, the Fund may be subject to some additional risks inherent to lending, such as counterparty risk, credit risk and market risk. The additional risks to which the Fund may be exposed are limited, however, by the lending limitations imposed by the 1940 Act (principally Section 18 thereof) and any rule, exemption or interpretation thereof that may be applicable. The Fund, however, does not currently anticipate changing its lending activities.

Proposal 2.2            Borrowing Money.

To amend the restriction that currently provides that the Fund will not:

(a) Borrow money, except as stated in the Prospectus and this SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and any with respect to 33⅓% of its assets.

If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

The 1940 Act imposes certain limitations on the borrowing activities of investment companies. In addition, a fund’s borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund’s ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders upon redemption or liquidation.

Under the 1940 Act, an open-end fund may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks and may borrow up to an additional 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within 60 days.

The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law. Because the proposed borrowing restriction would provide the Fund with additional borrowing flexibility, to the extent that the Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act (principally Section 18 thereof) and any rule, exemption or interpretation thereof that may be applicable. The Fund, however, does not currently anticipate changing its borrowing activities.

Proposal 2.3          Purchase Securities on Margin, Participate in Joint and Several Trading Accounts and Underwriting Securities

To eliminate the fundamental investment restriction that provides that the Fund may not:

Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.);

If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

The revisions are primarily designed to separate the fundamental restriction on underwriting securities from the fundamental restriction on purchasing securities on margin and from participating in joint or joint and several trading accounts. The Trustees are recommending later in the Proxy Statement the elimination of the restriction on purchasing securities on margin and the restriction from participating in joint or joint and several trading accounts. The reasons for the proposals to eliminate these restrictions are discussed in more detail later in this Proxy Statement.

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to underwriting securities. The Trustees have proposed a standalone restriction on underwriting securities which is designed to provide the Fund with maximum flexibility that is available under applicable law. The Board does not believe the additional flexibility will impact the Fund’s risk profile and the Fund is not currently anticipating any changes to its underwriting activities.

Proposal 2.4         Real Estate, Commodities or Commodity Contracts.

To amend the fundamental investment restriction that provides that the Fund may not:

Purchase or sell real estate, commodities or commodity contracts. (As a matter of operating policy, the Board may authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

invest in commodities, except as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Fund.

Under the 1940 Act, a fund must have a fundamental investment restriction governing its investments in “commodities.” The 1940 Act does not prohibit a fund from investing in commodities. The Fund’s current fundamental investment restriction regarding investments in commodities provides that the Fund may not purchase or sell commodity contracts, except for bona fide hedging purposes.

The proposed fundamental investment restriction, rather than generally prohibiting the purchase or sale of commodity contracts, except for bona fide hedging purposes, states that the Fund may not purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. The proposed fundamental investment restriction would clarify the ability of the Fund to engage in transactions involving a variety of derivative transactions, including, but not limited to, futures contracts, forward contracts, commodity options and swaps, subject to the oversight of the Board. The proposed fundamental investment restriction is also designed to provide the Fund with the flexibility to adapt to continuously changing regulations and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Board.

Since the adoption of the Fund’s current fundamental investment restriction regarding commodities, the financial markets and related regulation by the SEC, U.S. Commodity Futures Trading Commission (the “CFTC”) and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities. Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.

Notwithstanding the flexibility provided by the proposed fundamental investment restriction, the Fund is subject to limitations established from time to time by the Board regarding the use of derivatives. Additionally, Perkins currently intends to continue to rely on CFTC Rule 4.5 for an exclusion from commodity pool operator registration with respect to the Fund and, accordingly, intends to continue to limit the Fund’s use of commodity interests to the trading limitations set forth in such rule, as well as other applicable laws and regulations. Because the proposed commodity restriction would provide the Fund with additional flexibility, to the extent that the Fund uses such flexibility in the future, the Fund may be subject to some additional risks inherent to investing in various derivatives, such as leverage risk, liquidity risk, interest rate risk and mispricing or valuation risk. The additional risks to which the Fund may be exposed are limited, however, by Perkins decision to limit the Fund’s investing in such commodity interests so that the Fund can rely on CFTC Rule 4.5. The Fund, however, does not currently anticipate changing its investment activities as it relates to commodity interests.

The Fund’s current fundamental investment restriction relating to investments in commodities is combined with its fundamental investment restriction relating to real estate. The adoption of Sub-Proposals 2.4 and 2.5 would result in separating these two fundamental investment restrictions into separate standalone restrictions. The Fund’s Board believes it is more appropriate to have separate restrictions.

Proposal 2.5         Real Estate, Commodities or Commodity Contracts.

To amend the fundamental investment restriction that provides that the Fund may not:

Purchase or sell real estate, commodities, or commodity contracts. (As a matter of operating policy, the Board may authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

purchase or sell real estate, except as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Fund.

Under the 1940 Act, a fund’s restriction regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. However, the Fund’s current fundamental investment restriction relating to real estate generally prohibits the Fund from investing in real estate and historically the Fund has not invested in marketable securities secured by real estate or interests therein or issued by companies or other entities which invest in real estate or interests therein.

The proposed standardized investment restriction would permit the Fund to invest in marketable securities secured by real estate or interests therein. In addition, the proposed investment restriction would clarify the Fund’s ability to invest in securities or other instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests, and real estate related securities or instruments for which there is a limited or no market. The proposed restriction would also permit the Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument. Modifying the Fund’s real estate restriction will provide the Fund with flexibility to invest in real estate related securities, although it does not currently intend to do so. To the extent that the Fund takes advantage of this added flexibility, the Fund may be exposed to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation and greater price volatility, which could adversely affect the Fund's share price.

Under the proposed standardized real estate restriction, the Fund will be permitted to invest in both liquid and illiquid real estate related securities. To the extent that these instruments are illiquid, they will be subject to the Fund’s illiquid securities restriction which prohibits the Fund from investing more than 15% of its net assets in illiquid securities.

The Fund’s current fundamental investment restriction relating to real estate is combined with its fundamental investment restriction relating to investments in commodities. The adoption of Sub-Proposals 2.4 and 2.5 would result in separating these two fundamental investment restrictions into separate standalone restrictions. The Fund’s Board believes it is more appropriate to have separate restrictions.

Proposal 2.6         Concentration.

To amend the fundamental investment restriction that provides that the Fund may not:

Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

invest more than 25% of the value of its net assets in any one industry except as permitted under the 1940 Act (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

Under the 1940 Act, a fund must have a fundamental investment restriction regarding its concentration policy. The 1940 Act does not prohibit a fund from concentrating its investments, but it must state its intention to or not. Currently and going forward, the Fund does not intend to concentrate its investments in any one industry (or group of industries as defined under the 1940 Act).

The Board does not believe the new restriction will change the Fund’s current risk profile. The revisions are primarily designed to make the Fund’s restriction consistent with the 1940 Act. The 1940 Act requirement relates to 25% of the value of a fund’s “net” assets in any one industry or group of industries. The current restriction does not specifically reference “net” assets. While the Fund believes it has operated in a manner that is consistent with the 1940 Act, the Trustees are recommending that this restriction be amended to accurately state the requirements of this restriction.

Proposal 2.7            Issue Senior Securities.

To amend the fundamental investment restriction that provides that the Fund may not:

Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

issue senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

The 1940 Act requires a fund to have an investment restriction describing its ability to issue senior securities. A “senior security” is any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits an open-end fund, such as the Fund, from issuing senior securities to limit the fund’s ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

SEC staff guidance and interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create “senior securities;” for example, short sales, certain options, and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, a fund must either (i) mark on its books or its custodian’s books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations; or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of a fund’s assets that may be invested in these types of transactions and the fund’s exposure to the risks associated with senior securities.

The Fund’s current fundamental investment restriction relating to issuing senior securities generally prohibits the Fund from issuing senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, or repurchase transactions.

The proposed restriction would permit the Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption or interpretation thereunder issued by the SEC. The proposed restriction also would clarify that the Fund may engage in those types of transactions that have been interpreted by the SEC staff as not constituting senior securities, such as covered reverse repurchase transactions, futures contracts, writing options, and short sales. The Fund does not have any present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. In addition, the Board does not believe the new restriction will impact the Fund’s risk profile and the Fund is not currently anticipating any changes to its investments that might be considered to create a senior security.

Proposal 2.8	Diversification

To amend the fundamental investment restriction that provides that the Fund may not:

Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. government, its agencies or instrumentalities, provided that up to 25% of the value of its assets may be invested without regard to this limitation.

If the proposed revision is approved by shareholders, the restriction would read that the Fund:

shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

Under the 1940 Act, the Fund has operated as a diversified fund and intends to continue to do so. The revision would provide the Fund more flexibility by referring to the language provided in the 1940 Act. In addition, the Board does not believe the new restriction will impact the Fund’s risk profile and the Fund intends to continue to operate as a diversified company, as defined by the 1940 Act.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

SUB-PROPOSALS 2.1–2.8.

PROPOSAL 3

APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT

RESTRICTIONS OF THE FUND

(This Proposal involves separate votes on Sub-Proposals 3.1–3.2)

The Board has approved and recommends that shareholders approve the elimination of the following fundamental investment restrictions that prohibit: (i) purchasing securities on margin, and (ii) participation on a joint or joint and several basis in any securities trading account. The fundamental investment restrictions that are recommended to be eliminated are detailed below.

Each of the investment restrictions proposed to be eliminated, as well as the reason for each proposal, is outlined below in Proposals 3.1 – 3-2.

Proposal 3.1	Purchasing Securities on Margin.

The Fund currently has a fundamental investment restriction that generally prohibits the Fund from purchasing securities on margin. Current 1940 Act provisions on issuing senior securities, together with the proposed fundamental investment restriction regarding issuing senior securities, as described above, will continue to limit the Fund’s ability to purchase securities on margin. The Trustees believe this restriction is unnecessary to protect shareholders because the proposed restriction on issuing senior securities (Sub-Proposal 2.7) will provide shareholders with adequate protection as it relates to margin trading and provide the Fund maximum flexibility under applicable law. Therefore, the Board does not believe the elimination of this restriction will change the Fund’s risk profile.

The Fund’s current fundamental investment restriction relating to purchasing securities on margin, is a part of its current fundamental investment restriction relating to participating on a joint or joint and several basis in any securities trading account and underwriting securities. By eliminating this restriction and the restriction discussed in Proposal 3.2, the Fund will be able to adopt a standalone restriction for underwriting securities. In addition, this change will remove any unnecessary confusion as it relates to the Fund’s trading requirements and allow the Fund to trade as permitted under the 1940 Act and rules thereunder.

Proposal 3.2	Joint or Joint and Several Basis Trading Accounts.

The Fund currently has a fundamental investment restriction that generally prohibits the Fund from participating on a joint or joint and several basis in any securities trading account. These restrictions were based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of changes in the law, this restriction is no longer required and may be eliminated. Additionally, the 1940 Act and rules thereunder limit this type of transaction to the extent the Fund may participate in a trading account jointly with an affiliate. Except in those transactions that either the 1940 Act or the SEC has deemed, with the proper level of board oversight, to pose no problems of over-reaching by the affiliate, the Fund would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this restriction. Because the 1940 Act and related regulations adequately protect the Fund and its shareholders, there is no need to maintain this restriction. Therefore, the Board does not believe the elimination of this restriction will change the Fund’s risk profile.

The Fund’s current fundamental investment restriction relating to participating on a joint or joint and several basis in any securities account, is a part of its current fundamental investment restriction relating to purchasing securities on margin and underwriting securities. By eliminating this restriction and the restriction discussed in Proposal 3.1, the Fund will be able to adopt a standalone restriction for underwriting securities. In addition, this change will remove any unnecessary confusion as it relates to the Fund’s trading requirements and allow the Fund to trade as permitted under the 1940 Act and rules thereunder.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

SUB-PROPOSALS 3.1–3.2.

PROPOSAL 4

TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or to effect the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF PROPOSALS 1, 2 AND 3.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Required Vote. One-third (1/3) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of Proposals 1, 2, and 3 (including each Sub-Proposal under Proposal 2 and Proposal 3, respectively) each require the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. The vote required to approve each Proposal is set forth above. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Assistant Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: Administrator, Commonwealth Fund Services, Inc., Attn: Assistant Secretary, World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the Fund (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1.800.673.0550 or write to us at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235.

Proxy Solicitation Costs. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Fund. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The costs associated with the solicitation of proxies are expected be approximately $60,000. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or made by telephone by calling 1-800-673-0550.

Outstanding Shares. The shares outstanding of the Fund as of June 24, 2019 are: 472,526.

Beneficial Ownership. Appendix B sets forth the names, addresses, and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser. Perkins Capital Management, Inc. 730 East Lake Street, Wayzata, Minnesota 55391 is the investment adviser to the Fund.

Administrator. Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Trust’s administrator.

Transfer Agent. Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Trust’s transfer agent.

Distributor. First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 serves as the distributor for shares of the Funds.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

Perkins Discovery Fund

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ____ day of _____, 2019 by and between the World Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of the Trust’s Perkins Discovery Fund series (the “Fund”) and Perkins Capital Management, Inc. (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.    APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2.    DUTIES OF ADVISOR.

(a) General Duties. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor (collectively, the “Investment Policies”). In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b) Brokerage. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. The Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.    REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.    INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.    ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Advisor.

6.    EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from the Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) The Advisor may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees. Where such arrangements are authorized by the Trust’s Board of Trustees, the Advisor shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7.    INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.    NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.    CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.  NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM.

(a) This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

(b) The Fund may use the name “Perkins Discovery Fund” or any name derived from or using the name “Perkins” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

15. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

WORLD FUNDS TRUST

On behalf of the

Perkins Discovery Fund

By:

Name: David A. Bogaert

Title: President

PERKINS CAPITAL MANAGEMENT, INC.

By:

Name: Richard C. Perkins

Title: President

SCHEDULE A

Series or Fund of World Funds Trust Annual Fee Rate

Perkins Discovery Fund – 1.00%

APPENDIX B – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Fund as of June 24, 2019. As of June 24, 2019, the Trustees and Officers of the Trust did not own shares of the Fund.

Names and Addresses	Percent of Class	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.12%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.53%	Record

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-330-5136 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PERKINS DISCOVERY FUND

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 23, 2019

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Perkins Discovery Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 11:00 a.m., Eastern Time, on August 23, 2019, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 330-5136. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 23, 2019. The proxy statement for this meeting is available at:

proxyonline.com/docs/perkinsdiscoveryfund.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Perkins Discovery Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals (and Sub-Proposals) have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

 TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR ALL	AGAINST ALL	ABSTAIN ALL
TO VOTE FOR ALL PROPOSALS AND SUB-PROPOSALS LISTED BELOW IN SAME MANNER, MARK YOUR VOTE IN AREA PROVIDED TO THE RIGHT	○	○	○
To vote for proposals individually, mark the respective circles below
	FOR	AGAINST	ABSTAIN
1. To approve the investment advisory agreement with respect to the Perkins Discovery Fund between Perkins Capital Management, LLC and World Funds Trust.	○	○	○

2. To approve amendments to certain fundamental investment restrictions of the Fund (includes eight (8) Sub-Proposals) as follows:
(1) To amend the fundamental investment restriction regarding loans;	○	○	○
(2) To amend the fundamental investment restriction regarding borrowing;	○	○	○
(3) To amend the fundamental investment restriction regarding underwriting securities;	○	○	○
(4) To amend the fundamental investment restriction regarding investments in commodities;	○	○	○
(5) To amend the fundamental investment restriction regarding investments in real estate;	○	○	○
(6) To amend the fundamental investment restriction regarding concentration;	○	○	○
(7) To amend the fundamental investment restriction regarding issuing senior securities; and	○	○	○
(8) To amend the fundamental investment restriction regarding diversification.	○	○	○

3. To approve elimination of certain fundamental investment restrictions of the Fund (includes two (2) Sub-Proposals) as follows:
(1) To eliminate the fundamental investment restriction regarding purchasing securities on margin; and	○	○	○
(2) To eliminate the fundamental investment restriction regarding participating on a joint or joint and several basis in any securities trading account.	○	○	○
4. To transact such other business as may properly come before the Special Meeting and any postponement or adjournment.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]